TOUCHSTONE
                            INVESTMENTS

International Equity Fund
Emerging Growth Fund
Growth Opportunities Fund
Large Cap Growth Fund
Enhanced 30 Fund
Value Plus Fund

                  SUPPLEMENT TO AUGUST 1, 2002 PROSPECTUS

Effective January 20, 2003, Thomas L. Finn and Charles A. Ulbricht are primarily responsible for managing the Large Cap Growth Fund.

The third paragraph in the section "Fund Sub-Advisor to the Large Cap Growth Fund and the Value Plus Fund" on page 41 of the Prospectus has been revised as follows:

Thomas L. Finn, CFA, and Charles A. Ulbricht, CFA, are primarily responsible for managing the Large Cap Growth Fund. Mr. Finn joined Fort Washington in May 2002 and is Vice President and Senior Portfolio Manager. Prior to joining Fort Washington, Mr. Finn was Vice President and Senior Portfolio Manager with the Provident Financial Group. Mr. Ulbricht is Assistant Vice President, Portfolio Manager and has worked at Fort Washington since 1995. Mr. Finn has managed the Fund since January 2003 and Mr. Ulbricht has managed the Fund since November 1999.